Exhibit 99.1

SMG Industries, Inc. OTCQB: SMGI SMG Industries, Inc. is a growth oriented oilfield services company operating throughout the Southwest United States in some of the nation’s most active resource basins. The Company has a “Buy & Build” strategy acquiring and growing oilfield service companies in the Drilling, Completions and Production market segments. SMG Industries is headquartered in Houston, Texas and through its facilities in Odessa, Carthage and Alice, Texas it serves oil and gas operators in the Permian & Delaware basins, Haynesville and Eagle Ford shale plays. CORPORATE HEADQUARTERS 710 N. Post Oak Rd, Suite 400 Houston, TX 77024 Phone: 1.713.821.3153 www.SMGIndustries.com Industry: Oilfield Services Year End: December 31 SHARE DISTRIBUTION Outstanding: 11.9 million Float: 1.6 million STOCK SUMMARY Symbol: OTCQB: SMGI Price: (As of 12/31/18) $0.45 Market Cap: (12/31/18) $5.4 million MANAGEMENT TEAM & DIRECTORS Matthew Flemming Chairman & CEO of SMGI Stephen Christian EVP of SMGI, President of MG Cleaners Erik Alvarez VP of Momentum Water Transfer Kris Boen VP, Permian Basin, MG Cleaners John P. Boylan Independent Director Former CEO Houston American Energy Michael Gilbert II Independent Director CEO Sable Power & Gas Steven E. Paulson Independent Director CEO Contech Control Services Recent Milestones • Dec 7, 2018 - Acquired Momentum Water Transfer Services LLC, a frac water company. • Oct 1, 2018 – Acquired an inventory of 850 down hole oil tools in foreclosure sale for rentals to drillers. • July 2018 – MG Cleaners opens South Texas facility serving customers in the Eagle Ford Shale. • Feb 2018- Acquired RigHands™ product line • Revenue increased 77% to $3,192,432 for the nine months ended Q3, 2018, compared to nine months ended Q3, 2017. • Gross margin averaged 45.5% for the nine months ended Q3, 2018. • Total assets grew to $2,365,163 by Q3, 2018 from $855,413 at year end 2017. • $1 million working capital line of credit had $488,912 outstanding at Q3, 2018. • SMG’s longstanding customer relationships and multiple MSA’s allow the company to easily integrate and expand any acquisition targets’ product and/or service offerings Investment Highlights $1,603,395 $2,465,897 $4,500,000 $9,100,000 $- $2,000,000 $4,000,000 $6,000,000 $8,000,000 $10,000,000 FY 2016 FY 2017 FY 2018E FY 2019E Annual Revenue Growth FY 2016 FY 2017 FY 2018E FY 2019E *FYE 2019 includes full year of Momentum & Oil tools without any other future acquisitions assumed

Management Team Matthew Flemming, Chief Executive Officer Prior to SMG Industries, Mr. Flemming held the position of CEO and CFO for twenty years at various high growth, capital intensive businesses. He has over fifteen years experience working in a public company management environment. Over the past two decades Mr. Flemming has developed significant relationships in the oil & gas sector, helping provide access to products and company acquisition targets. Matt previously served as CEO of HII Technologies from 2011 to 2016. In 2011, HII was a small non-operating public company with nearly $300k in cash, poised to enter into the oilfield services business through an initial platform acquisition. Through several additional strategic acquisitions, Matt grew HII’s revenues to $4.2 million a month (an annualized rate of $50 million) within a period of 30 months. Mr. Flemming has a Bachelors of Arts, with a Finance concentration from the University of Houston. Stephen Christian, EVP of SMG and President of MG Cleaners In addition to President of MG Cleaners, Mr. Christian is the Executive Vice President and Secretary of SMG Industries, Inc. Mr. Christian has over 13 years of experience in the oil patch serving various managerial roles. Since 2010, Mr. Christian has been the sole owner and head of operations for MG Cleaners, an oilfield services company, focused on drilling rig operators. Previous to MG, Stephen served as a drilling rig manager from 2004 to 2010 for Nabors Industries (NYSE: NBR) which owns and operates the world’s largest landbased drilling rig fleet and is a leading provider of offshore drilling rigs in the United States. Mr. Christian was educated at Oklahoma Christian University. Safe Harbor Statement The statements made by SMG Industries, Inc. (the “Company,” “we,” “our” or “us”) herein regarding the Company and its business may be forward-looking in nature and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forwardlooking statements describe the Company’s future plans, projections, strategies and expectations, including statements regarding future results of operations and financial position, business strategy, prospective products and technologies, timing and likelihood of success, and objectives of the Company for the future, and are based on certain assumptions and involve a number of risks and uncertainties, many of which are beyond the control of the Company, including, but not limited to, the risks detailed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017), the Company’s Quarterly Reports on Form 10-Q for 2018 and other reports filed by the Company with the Securities and Exchange Commission (the “SEC”). Forward-looking statements include all statements which are not historical facts, and can generally be identified by terms such as anticipates, believes, could, estimates, intends, may, plans, projects, should, will, would, or the negative of those terms and similar expressions. Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified and may be beyond the Company’s control, you should not rely on these statements as predictions of future events. Actual results could differ materially from those projected due to our history of losses, lack of market acceptance of our products and technologies, the complexity of technology development and relevant regulatory processes, market competition, changes in the local and national economies, and various other factors. All forward-looking statements contained herein speak only as of the date hereof, and the Company undertakes no obligation to update any forward-looking statements, whether to reflect new information, events or circumstances after the date hereof or otherwise, except as may be required by law.